SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2003

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                           Commission File No. 1-9973


             Delaware                                36-3352497
   (State or Other Jurisdiction of       (I.R.S. Employer Identification No.)
    Incorporation or Organization)

  1400 Toastmaster Drive, Elgin, Illinois                   60120
  (Address of Principal Executive Offices)                (Zip Code)


   Registrant's Telephone No., including Area Code          (847) 741-3300


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Item 5. Other Events

On May 28, 2003, The Middleby Corporation announced the promotion of Mr. Phil Dei Dolori to Group President.

Item 7. Financial Statements and Exhibits


      (c)  Exhibits.


           99.1 Press release dated May 28, 2003 of The Middleby Corporation.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE MIDDLEBY CORPORATION
                                          ----------------------------
                                                (Registrant)
Date May 28, 2003

                                          By:  /s/ Timothy J. FitzGerald
                                                 ----------------------------
                                                 Timothy J. FitzGerald
                                                 Vice President and
                                                 Chief Financial Officer




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